OPPENHEIMER MONEY FUND/VA

Supplement dated May 13, 2014 to the

Prospectus dated April 30, 2014

This supplement amends the Prospectus of Oppenheimer Money Fund/VA (the “Fund”), dated April 30, 2014, and is in addition to any other supplement(s).

The Prospectus of the Fund is revised as follows:

The following replaces the Financial Highlights table in the Prospectus under the section “Financial Highlights”.

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 30,	December 31,	December 31,
	2013	2012	2011[1]	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations-net investment income and net realized gain[2]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value [4]	0.01%	0.01%	0.01%	0.03%	0.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,026	$174,428	$163,973	$149,697	$180,955
Average net assets (in thousands)	$178,263	$164,276	$156,127	$164,258	$218,079
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.35%
Total expenses	0.61%	0.62%	0.61%	0.61%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.22%	0.30%	0.29%	0.35%	0.48%

1. December 30, 2011 represents the last business day of the Fund's 2011 reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.
4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.

May 13, 2014	PS0660.009